





September, 2009

CHINA AUTO LOGISTICS INC.

Stock Symbol: CALI

A Leader in Modernizing China's Rapidly Expanding Auto Industry

Safe Harbor Statement

SAFE HARBOR Information in this presentation may contain statements about future expectations, plans, prospects or performance of China Auto Logistics Inc. (the “Company”) that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. The Company cautions you that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance.

All such forward-looking statements are current only as of the date on which such statements were made. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

China Auto Logistics, Inc. (NASDAQ:CALI)

A leader in the dynamic and rapidly evolving Chinese auto market capitalizing on the growth in auto sales and the growing use of the Internet by businesses and consumers– providing consumers information they need, and auto dealers (4S shops) the opportunity to grow their businesses. **Transforming** the Company to a web based modernized auto logistics & service provider.

*Note: All financial numbers in this document (including graphs) are unaudited. For more information please consult the most recent 10-K and 10-Q filings with the US Securities and Exchange Commission.

CALI Corporate Profile

- CALI has grown to become one of China's leading sellers of imported autos with a base of 3000 customers nationwide.
- Revenues of $190 million in 2008; $90.2 million in first half of 2009.
- CALI also is the leading "one-stop" provider of imported auto related services and dealer financing in Tianjin (90% of market).
- Domestic auto-related and China's #1 website for imported car dealers and consumers now approaching 35% of operating profits.

CALI Transition: Background

- Founded in 1995 by Mr. Tong Shipping, CEO, a highly experienced auto industry exec.
- An auto-related internet pioneer, CALI created www.at188.com, now the ONLY website in China for buyers and sellers of imported autos.
- To help sell autos the Company also pioneered the packaging of import dealer required logistics services and financing. Consequently, CALI has grown to become:
  - The #1 single source provider of imported auto-related dealer services in Tianjin (90% of the market);
  - One of the top sellers of imported autos throughout China.

CALI Transition

- Recognizing its growth and profit potential, CALI developed over two years a website for the much larger domestic automobile market, www.1365car.tj.cn in Tianjin.
- Following the success of its first **domestic auto website** in Tianjin, last year CALI began national city by city expansion. Current coverage is 12 cities. Aim to complete expansion to 15 cities this year.
- Honed new growth strategy of limiting imported auto sales and expanding highly profitable domestic websites and new web-based services. Step by step, aiming to complete the transition from a traditional auto seller to web-based auto logistics and service provider
- Followed with launch of **national domestic automobile site,** www.at160.com aimed to expand to 60 cities by 2011 and to reach 70% of car buying public.
- Achieved profit growth of 25% in 2008 with strong contribution from websites and services.
- Went public in November, 2008. Listed on NASDAQ in June, 2009. CALI is the only auto logistics & services Chinese company listed on NASDAQ

Company Structure & Core Businesses

Comprehensive web-based logistical services which modernize and propel sales of imported and domestic autos

China Auto Logistics, Inc.



Tianjin Hengjia Port Logistic Corp.

Hengjia: Unique one-stop service for financing, customs clearance and storage of imported automobiles

Tianjin Ganghui Information Technology Corp.

Ganghui: Real-time automobile trading information and internet marketing and advertising on (imports) www.at160.com (domestic) and www.at160.com (national) for auto industry subscribers and consumers

Tianjin Zhengji International Trading Corp.

Zhengji: Sales of imported automobiles

*As of August, 2009, all 98% owned

CALI Growth Strategy

- **Transform** from a successful imported car sales trader (low margin) to a fast growing leader in auto-related websites and web-based services (high margin) in the much larger domestic car market.
- **Steadily improve** auto sales profits by focusing on luxury vehicles only and de-emphasizing unit sales of imports (maintaining leadership with extensive client base).
- **Develop** and implement new high growth web-based services, web-based value added services, financing services, logistics service.
- **Diversify** services for domestic auto dealers and customers including online financing, online insurance, obtaining licenses, and potential used car sales, etc.

CALI Goals

- Improve profitability and build year-over-year bottom line growth.
- By 2011 expand www.at160.com geographically to 60 cities.
- Add web-related value added services such as online insurance and online financing, and achieve 50-50 split in website revenues between ads and subscriptions and new services quickly.
- Utilize national website to expand national advertising with manufacturers to complement local advertising/subscription growth.
- Build brand recognition nationally (especially with domestic auto customers).

Rapid Growth Continued in 2008

Financial Highlights

2005-2008 Continuously Increasing Revenues

* In millions



$200
$150
$100
$50
$0
2005
2006
2007
2008

Pre-Tax Income From Operations Up 65%

* In millions



$7
$6
$5
$4
$3
$2
$1
$0
2007
2008

Net Income Up 26% **

* In millions



$4
$4
$3
$3
$2
$2
$1
$1
$0
2007
2008

*All figures in USD

**Excludes comprehensive income of $1,248,146 in 2008 and $887,391 in 2007

Second Quarter 2009: Transition Underway

Second Quarter Revenues
Three months ended June 30,
In Millions



47,760,710
45,115,586
-5.5%
48
47
46
45
44
43
2008
2009

Second Quarter Net Income
Three months ended June 30,
In Millions



1,099,241
1,325,227
+21%
1.5
1
0.5
0
2008
2009

- **Services and Websites contributed more than 50% to operating income; imported auto sales declined following strong sales gain in Q1 and decreased focus on unit sales growth**
- **Net Income Rose 21%**
- **Website Sales Grew 79%**

First Half 2009: Auto Leadership Maintained As Websites and Services Grew



First Half Revenues
Six months ended June 30, 2009
In millions
90,242,727
81,097,08
4
90
85
80
75
2008
2009



First Half Net Income
Six Months Ended June 30, 2008
In millions
2,486,410
2,154,002
2.50
2.40
2.30
2.20
2.10
2.00
1.90
2008
2009

- Auto sales up 11+%
- Websites, Services & Financing achieved nearly 50:50 split with auto sales in operating profit
- Website Coverage achieved in 12 cities, ahead of plan

Contributions to Operating Income -First Half of 2009


6.8%
28.0%
52.7%
12.5%
Sales of Autos
Financing Services
Web-based advertising services
Automobile Import Value Added Services

The Company's Leading Websites


The # I site in China for imported autos, related services and financing
www.atl88.com
Local website for domestic car buyers and dealers in 12 cities and National Portal
www.at160.com

www.at188.com (Imported Autos)

- www.at188.com began operating in October 2000, after 16 months in-depth research with a focus on the high pace development of the Chinese imported automobile market.

- The biggest website specializing in imported automobiles, www.at188.com provides first hand trading and quotation information. The two biggest web portals, www.sohu.com and www.sina.com, both utilize data and information from www.at188.com.

- Currently, 80.2% of car dealers and trading agents depend on the trading information from www.at188.com to adjust sales strategies.

- 91.5% of subscribers obtain clients from www.at188.com and realize revenue.

- In Tianjin, the number of visits exceed 1 million daily and there are 60-70 dealer or agent quotes online every day. Daily quote updates exceed 1100.

- Number of paid subscribers (dealers and wholesalers located in the 4 main ports in China) is over 120, paying $3,350 each.
- With the success in Tianjin, www.at188.com further attracted new subscribers (4S shops).

(Imported Autos)

- www.at188.com provides not only the most timely industry and market information on imported automobiles, but also has permitted the Company to establish a stable client base throughout China of more than 3000 long-term clients.
- As the biggest imported automobile port in China, Tianjin has about 200 dealers/wholesalers. The Company has steadily grown to sell more than 2,400 automobiles annually, (2,523 in 2008), which represents about 25% of the market share in Tianjin.
- The Company's fast growing, one-stop auto dealer servicing and financing represents more than 90% of the market share in Tianjin. It uniquely provides "one stop" financing, customs clearance, storage and logistics with little to no competition. At least 10% of these sales were web-based in 2008.







Domestic Automobile Websites

- With accelerated increasing household income, further boosted by government programs, China's auto sales continue to grow
- In 2007-2008 alone, there were more than 100 models launched in the market, making comparisons very difficult for the average customer.
- 4S Shops (4S stands for sale, spare parts, service and survey) have become the most popular channel for end-users to choose and purchase their automobiles in China.
- After 18 months of trial operation, www.1365car.tj.cn began to operate in Tianjin in May 2007, assisting customers accessing real-time information on pricing, after-sale services and promotions, etc., enabling them to choose the most favorable terms to purchase their automobiles.
- Also provides all agents and dealers a platform to market and advertise.







Domestic Websites – First Success in Tianjin

- The popularity of CALI's interactive, colorful site in Tianjin aimed at domestic car buyers, has grown rapidly and has been the model for expansion to a total of 12 key cities throughout China.
- The Tianjin site has 1.5 million average hits per day; the highest record is more than 6 million hits in a single day.
- At any given time, there are more than 9,000 visitors online browsing.
- 102 4S shops among have become paid subscribers of the site, representing more than 90% of the market share in Tianjin.
- Dealers/4S shops quotes online exceed 300 per day.
- The Company has contracted with Xiali, China's number one mini-car manufacturer, initiating on-line sales, creating the very first on-line sales model in China.







Expanding www.at160.com

- In May 2009, launched national website, www.at160.com, specifically for dealers and buyers of domestically manufactured automobiles. Also now serves as portal to all local city sites.
- These trading and marketing platforms feature complete, accurate, authorized auto information.
- Web initiatives will further build the Company's dealer and manufacturer client base and help local dealers and international manufacturers (through the national site) develop sales of imported and domestic manufactured automobiles and permit CALI to expand related services.
- Combining the web and the Company’s operations provides the opportunity to offer value-added services such as used car trading, warranty extensions, on-line financing and possibly other on-line services.
- Web-based growth opportunity has multiplied and will become the biggest contributor to Company’s future growth over time.

Why Dealers Need www.at160.com

- CALI provides service to 4S Shops as well as consumers.
- Service station instead of simple dealership: in China, most 4S shops generate only 25% of profit from car sales and 15% from selling of spare parts. Around 60% of the profit is generated by providing maintenance and after-sale services.
- Rapid growth: the number of 4S shops showed a steady increase since 2000, even in 2008, when automobile industry suffered its sharpest post war recession, China added thousands 4S shops. Total of 36,000 4 S shops have been registered and obtained business licenses and over 17,000 are now in operation
- An average capital expenditure for establishing a 4S shop is US$4m plus the franchise fee and the inventory cost. Massive capital required for operation created market difficulty for 4S shops.

- Negative forecast and "delayed" recovery of automobile industry sharpened the competition.
- Irrational allocation boosted competition.

Each 4S shop needs:

- Cheap & effective procurement and national logistics to cut cost;
- Common platform to expand the customer base;
- Enhanced after-sale service support to increase margins;
- Advanced technology to obtain immediate market information;
- Extensive data for strategic decisions.

www.at160.com is the platform for 4S shops to gain a competitive edge!

The Rapidly Growing Chinese Automobile Market- Now #1

- The Chinese automobile market has experienced accelerating development since China became a World Trade Organization member in 2001. In 2008, China surpassed Japan to become the 2nd biggest automobile market in the world. In 2009, China has become the world's largest automobile market[1].
- 8.8 million automobiles were sold in China in 2008, an increase of 8+% over the prior year[2]. Expected to reach 11 million in 2009[3].
- July auto sales up 64%; year to date sales up 24%[4].
- Sales of imported luxury autos increased 17% in 2008 and demand for SUVs and other luxury cars such as Rolls Royce, Mercedes-Benz, Audi and others continues to be strong.
- China's auto penetration rate is 20-40 autos/per 1000 people. The rate for developed nations is 400 autos/per 1000 people (and 600/per 1000 in the US).



[1] Source: Shanghai Services News [2] Source: China Association of Automobile Manufacturers
[3] Source: China Passenger Car Association, 6/09/2009 [4]Source: China Association of Automobile Manufacturers 8/7/09

Macro-Economy Growth & Government Policies Will Continue to Spur Vehicle Consumption

(1) Automobile market demand is currently benefiting from the incentive support from Chinese central government.

(2) Although big portion of capital in the "US$700 Billion Stimulation Plan" is invested in the infrastructure, Chinese government also provided sufficient funds to boost the automobile market.

- $3.67B (RMB25B) grants to support appliance & vehicle consumption in rural areas. Government projects that for every $732M (RMB5B) grants to incent automobile consumption, 1 million passenger vehicles will be sold. And right now, the vehicle possession capacity in rural areas in China only meets 30% of possession necessity, therefore, the rural area has great market potential for automobile consumption.
- Over $1B (RMB7B) grants to encourage replacement of old vehicles and this plan alone can create 1 million vehicle market.

Other Incentives For Vehicle Growth

- Reduced consumption tax on small engine vehicle to 5% level, which resulted in 30.6% increase in the 1.6L or less vehicle licensing amount from January to April 2009.
- $2.92B (RMB20B) grants for the purchasing of new-energy/alternative fuel vehicle.
- The result of the stimulation plan increased aggregated retail value of social consumption goods to $714B (RMB4877B) from January to May this year.

(3) Other incentive policies and approaches include:

- Reduced interest rate on vehicle financing, from over 10% last year to as low as 6.6% in 2009, another incentive for young generation to purchase.
- Fixed & mandatory road maintenance fee changed to gas consumption tax can save each vehicle owner over $150 (RMB1000) per year.
- Chinese government also debates on the abrogation of "vehicle consumption tax" which is about 10% of the purchasing price.
- Improved roads and highways in rural areas.

Marco-Economic & Industry Growth Provide CALI Solid Development Potential

- By end of 2008, China recorded total of 64,672,053 automobiles, 64.53% of which are privately-owned. But even in Beijing, the possession capacity of private-owned cars per 100 household is only 24. Passenger cars have great market potential in China.
- According to <China-New Luxury Trend> by Ernst & Young, luxury goods consumption increased 20% in 2008 and by 2010, there will be 250 million population in China that can afford luxury goods consumption. By 2015, luxury goods will exceed $12B and represent 29% of worldwide luxury goods consumption.
- According to <Asia Automobile Resources>, by 2014, annual imported car sales will exceed 800,000 units in China.
- In June 2008, Chinese Internet users totaled 253 million, first time surpassed US & became No. 1 world wide. By end of June 2009, the population increased to 338 million & will surpass 400 million by end of this year.

- Chinese Internet users spend 44% of spare time browsing online, the longest world wide.
- Nearly 70% Chinese Internet users had online purchase experience and over 90% users will use online data and information as shopping reference.
- According to CCID, website advertisements in 2008 totaled $2.64B (RMB18B), in 2009, total sum will exceed $4.03B (RMB27.5B), a 37% higher investment in online ads.
- Automobile industry is the biggest advertising industry. In the US, total ad spend for automobile industry was $12.8B in 2008, a 15% decrease from previous year. Total advertising investments in China in 2008 only recorded $32.2B. Ad market has much room to grow.
- CALI's websites provide various form of advertisements including video advertisements. Although only totaled $440M in 2008, it recorded over 200% growth rate and will welcome a bigger turn in near future.
- In first half 2009, China sold 6,098,800 cars, a 17.69% growth from same period last year. Total of 4,800,000 cars were sold in the US, an over 35% decrease. China will keep tightly its world No. 1 market without any doubt.

Diversified Profit Base Key To Financial Strength


SUCCESS

- Most car sales deals close within a week, permitting an active and positive cash flow (with almost no receivables).
- High margin, web-based diversified profit contributors should further increase and strengthen profits and multiply the Company's growth opportunities.
- The Company has no long term debt.
- Maintenance of strong ties with banks acts as a barrier to potential competition and permits expansion of low-risk finance services.

Investment Highlights

- Website business grew more than 20% in 2008 and contributed 20%+ to profits; easily could have been higher except for discounts and free ads to new customers in expansion phase. In Q2 2009, website advertising grew 79% and contributed approximately 30% of operating income. Still in the earliest phase of growth with new auto-related services yet to be added.

- From its start, the Company has worked closely with the major commercial banks and has maintained a strong financial profile and positive cash flow to support its growth plans.

- The Company is already a leader in its four core profitable businesses.

- Strong financial performance-Net Income up 21% in Q2 despite 5.5% revenue decline, as company deemphasizes unit sales of autos.

- Offers investors an opportunity to capitalize on continuing growth in China's auto sector as well as continuing internet growth.

Investment Highlights

- While the Company does not plan to accelerate auto sales, it expects to maintain its leading position and focus on rapid development of highly profitable website and services businesses.
- Continuing growth of China and its automobile market despite world economic conditions provides tremendous growth opportunity to support this strategy.
- Extensive client base provides the Company a strong platform for expanding its business.



- Management team has rich trade experience, knowledge of the market, and understanding of auto industry trends and internet technology.
- The Company expects its web-based platform to yield first hand market and trade information, which will accelerate sales of its one-stop services businesses and growth of other new services.

Management

- **Mr. Tong Shiping** **CEO, President**

  47 years old, Bachelors degree in computer science, founded the Company as the Shisheng Group in 1995 and led Group from startup to over $30M annual sales in less than 10 years. Under his management, the Company was honored as a "Top Hundred Enterprises" by The Ministry of Commerce in 2005. Mr. Tong was also honored as "Tianjin Top Hundred private-owned entrepreneur" in 2006.

- **Ms. Wang Xinwei** **CFO,VP**

  50 years old, Bachelors degree in accounting, CPA, Senior Internal Auditor. Ms. Wang worked as Senior Accounting Manager for Tianjin Hongqiao District Government. She was in charge of Tianjin's joint development project with Euro countries and gained strong international accounting experience. Ms. Wang joined the company in 2001 and has served as CFO since then.

- **Mr. Yang Bin** **General Manager, Sales Director**

  36 years old, Bachelors degree in economics from Naikai University and EMBA from Tsinghua University. Mr. Yang has rich experience in automobile industry sales and has contributed greatly to developing the company's extensive client base.

Contact Info

China Auto Logistics Inc. Headquarters:
No. 87 No-8 Coastal Way
Floor 2, Construction Bank
FT2, Tianjin, China
Tel: 86 (22) 25762771
Fax: 86 (22) 66271509
Email: info@shishenggroup.com
Website: www.shishenggroup.com

Press Contact (US):
Ken Donenfeld
75 Maiden Lane
New York, NY 10038
DGI Investor Relations/Focus Asia Partners
Tel: 212-425-5700
Fax: 646-381-9727
Email: donfgroup@aol.com

IR Contact (U.S.):
Richard Cooper
Strategic Growth International, Inc.
150 E 52nd Street, 22nd Floor
New York, NY 10022
Tel: 212-838-1444
Fax: 212-838-1511
rcooper@sgi-ir.com
www.sgi-ir.com

IR Contact (U.S.):
Robert Agriogianis
Focus Asia Partners
30 Columbia Turnpike
Florham Park, NJ 07932
Tel: 973-845-6642
Fax: 973-216-6252
bob@focusasiapartners.com
www.focusasiapartners.com